UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                         Date of Report: April 19, 2004

                            CHINA GRANITE CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                                     Nevada
         (State or other jurisdiction of incorporation or organization)

                      0-30516                  88-0448920
      (Commission File Number)        (IRS Employer Identification Number)

                         2642 Collins Avenue, Suite 305,
                              Miami Beach, FL 33140
                           --------------------------
                    (Address of principal executive offices)

                                 (305) 534-1684
                                 ---------------
              (Registrant's telephone number, including area code)

                           --------------------------
          (Former Name or Former Address if changed Since Last Report)

                                Explanatory Note

     This Report on Form 8-K/A amends and supplements the report on Form 8-K filed by the Registrant on February 20, 2004 (the "Report on Form 8-K") in connection with the plan of reorganization with China Laizhou Bay Mining International Corporation, a corporation organized under the laws of the British Virgin Islands, and its wholly owned subsidiary, Laizhou Jia Sheng Stone Company Limited, a corporation organized under the laws of the People's Republic of China. The Report on Form 8-K is being amended and supplemented solely to include the financials statements of the business acquired and the pro forma financial information required by Item 7.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     Item 7(a) is hereby amended and supplemented as follows:

(a)  Financial statements of business acquired.

     The Audited Condensed Consolidated Financial Statements of Laizhou Jia Sheng Stone Company Limited, a corporation organized under the laws of the People's Republic of China, as of and for the year ended December 31, 2003 are attached hereto as Exhibit 99.2 and incorporated herein by this reference.

     Item 7(b) is hereby amended and supplemented as follows:

(b)  Pro forma financial information.

     The Unaudited Pro Forma Condensed Combined Financial Statements for the year ended December 31, 2003 prepared to give effect to the acquisition of Laizhou Jia Sheng Stone Company Limited, a corporation organized under the laws of the People's Republic of China, by the Registrant are attached hereto as
Exhibit  99.3  and  incorporated  herein  by  this  reference

(c)  Exhibits.

     The following exhibits are furnished in accordance with Item 601 of Regulation S-B:

----------------------------------------------------------------------------------
EXHIBIT NO.  DESCRIPTION
----------------------------------------------------------------------------------
----------------------------------------------------------------------------------
2.1*         Stock Exchange Agreement and Plan of Reorganization, dated as of
             February 5, 2004, by and among Arbor, the Principal Arbor
             Shareholder, Laizhou and the Laizhou Shareholders
----------------------------------------------------------------------------------
3.1*         Amended and Restated Articles of Incorporation of Arbor, Inc.
             dated as of February 19, 2004
----------------------------------------------------------------------------------
3.2*         Amended and Restated Bylaws of Arbor
----------------------------------------------------------------------------------
10.1*        2004 Stock Option Plan
----------------------------------------------------------------------------------
23.1         Consent of Moores Rowland Mazars
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
99.1*        Press Release dated February 5, 2004.
----------------------------------------------------------------------------------
99.2         Audited Condensed Consolidated Financial Statements of Laizhou Jia
             Sheng Stone Company Limited, a corporation organized under the laws of the People's Republic of China, as of and for the year ended
             December 31, 2003.
----------------------------------------------------------------------------------
99.3         Unaudited Pro Forma Condensed Combined Financial Statements for the
             year ended December 31, 2003 prepared to give effect to the acquisition of Laizhou Jia Sheng Stone Company Limited, a corporation organized under the laws of the People's Republic of China.
----------------------------------------------------------------------------------

*    Denotes previously filed.

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: April 19, 2004                    CHINA GRANITE CORPORATION
                                        a Nevada corporation


                                        By:     /s/ Dong Chen
                                           -------------------------
                                        Title:  President & CEO
                                              ----------------------